UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 9, 2013

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

On December 9, 2013, DXP Enterprises, Inc. (“DXP”) entered into a Purchase Agreement (the “Purchase Agreement”) with B27, LLC (“B27”) pursuant to which DXP agreed to acquire all of the equity securities and units of B27 for approximately $285 million. The purchase price will be financed with borrowings under DXP’s new $600 million credit facility described below and approximately $3.0 million of DXP common stock.   Consummation of the transaction remains subject to the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, along with the satisfaction of other customary closing conditions. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”).  The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

In connection with the closing of the acquisition, DXP will enter into an Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent for other lenders, Issuing Lender and Swingline Lender (the “New Facility”), which will amend and restate the Company’s existing credit facility initially entered into on July 11, 2012 and amended on December 31, 2012 and on June 7, 2013.

The New Facility will provide a $250 million term loan (previously $137.5 million at December 31, 2012) and a $350 million revolving line of credit facility to the Company (previously $262.5 million at December 31, 2012). The New Facility will provide the option of interest at LIBOR (or CDOR for Canadian dollar loans) plus an applicable margin ranging from 1.25% to 2.50% or prime (or Canadian prime for Canadian dollar loans) plus an applicable margin from 0.25% to 1.50% where the applicable margin is determined by the Company’s leverage ratio as defined by the New Facility as of the last day of the fiscal quarter most recently ended prior to the date of borrowing. Commitment fees of 0.20% to 0.45% per annum will be payable on the portion of the New Facility capacity not in use at any given time on the line of credit.

The Company expects to incur approximately $2.0 million in debt issuance costs related to the New Facility. The New Facility will expire five years after the closing date of the New Facility.  The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Regulation FD.

On December 9, 2013, DXP issued a press release announcing the signing of the Purchase Agreement pursuant to which DXP will acquire all of the equity securities and units of B27, LLC a copy of which is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

Such exhibit (i) furnished pursuant to Item 7.01 of Form 8-K, (ii) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by DXP with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Disclosure Regarding Forward-Looking Statements

This Report and the materials incorporated by reference herein contain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “estimates”, “will”, “should”, “plans” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. Any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and actual results may vary materially from those discussed in the forward-looking statements as a result of various factors. These factors include the effectiveness of management’s strategies and decisions, our ability to implement our internal growth and acquisition growth  strategies, general economic and business condition specific to our primary customers, changes in government regulations, our ability to effectively integrate businesses we may acquire, new or modified statutory or regulatory requirements and changing prices and market conditions. This Report identifies other factors that could cause such differences. We cannot assure that these are all of the factors that could cause actual results to vary materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in ”Risk Factors”, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2013. We assume no obligation and do not intend to update these forward-looking statements. Unless the context otherwise requires, references in this Report to the ”Company”, ”DXP”, we” or “our” shall mean DXP Enterprises, Inc., a Texas corporation, together with its subsidiaries.

ITEM 8.01  OTHER EVENTS

The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 8.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements for Businesses Acquired

The financial statements required to be filed with respect to the acquired business described in Item 1.01 have not been filed in this Report.  Instead, financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Report with the Securities and Exchange Commission, as permitted by Item 9.01 (a)(4) of Form 8-K.

(b)   Pro Forma Financial Information

The pro forma statements required to be filed with respect to the acquired business described in Item 1.01 have not been filed in this Report.  Instead, financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Report with the Securities and Exchange Commission, as permitted by Item 9.01 (b)(2) of Form 8-K.

(d)   Exhibits.

The following exhibits are included herein:

10.1	Purchase Agreement, dated as of December 9, 2013, whereby DXP Enterprises, Inc. agreed to acquire all of the equity securities and units of B27, LLC.

99.1	Press Release dated December 9, 2013 announcing the signing of the Purchase Agreement for DXP to acquire all of the equity securities and units of B27, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:  /s/Mac McConnell
           Mac McConnell
           Senior Vice President/Finance and Chief Financial Officer

Dated: December 9, 2013